                                                             UNITED STATES

                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                              FORM 8-K/A

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the

                                                    Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported) April 27, 2006

                                               Commission File Number of issuing entity:
                                                             333-131213-03

                                                      RALI Series 2006-QO4 Trust
                                       ________________________________________________________
                                                     (Exact name of issuing entity)

                                                 Commission File Number of depositor:
                                                             333-131213-03

                                                   Residential Accredit Loans, Inc.
                                       ________________________________________________________
                                         (Exact name of depositor as specified in its charter)

                                                    Residential Funding Corporation
                                       ________________________________________________________
                                          (Exact name of sponsor as specified in its charter)

                     DELAWARE                                                           None
           (State or other jurisdiction                                           (I.R.S. employer
                 of incorporation)                                               identification no.)

                                c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN    55437
                                         (Address of principal executive offices)    (Zip code)

                                   Registrant's telephone number, including area code (952) 857-7000

                                   _________________________________________________________________

                                     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         The  original  Form 8-K,  filed on April 27,  2006,  is hereby  amended by this Form 8-K/A to replace the  opinions of Orrick,
Herrington & Sutcliffe LLP, as described below

         On April 27, 2006,  Residential Accredit Loans, Inc. (the "Registrant"),  as depositor for the RALI Series 2006-QO4 Trust (the
"Trust"), issued Mortgage Asset-Backed  Pass-Through  Certificates,  Series 2006-QO4,  including the following classes offered pursuant to a Registration  Statement on Form S-3 (File No.  333-131213)  filed by the Registrant  with the Securities and Exchange  Commission:
Class I-A-1, Class I-A-2, Class II-A-1,  Class II-A-2,  Class II-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7, Class M-8, Class M-9 and Class M-10 (the "Certificates").

         Copies of the opinions of Orrick,  Herrington & Sutcliffe  LLP with respect to legality of the  Certificates  and with respect to certain  federal tax  matters,  together  with  related  consents of Orrick,  Herrington  & Sutcliffe  LLP to the  incorporation  by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1      Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2     Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                              SIGNATURES

                  Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                              RESIDENTIAL ACCREDIT LOANS, INC.,

                                                              as depositor for the Trust

                                                              By:          /s/Heather Anderson
                                                                  Name:    Heather Anderson
                                                                  Title:   Vice President

Dated:  April 27, 2006

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).